SECOND AMENDMENT TO LEASE
                             (180 Rose Orchard Way)


         This SECOND AMENDMENT To LEASE (this "Amendment") is dated as of this 31st day of March, 2000, by and between CORPORATE TECHNOLOGY CENTRE ASSOCIATES II LLC, a California limited liability company ("Landlord"), and ADEPT TECHNOLOGY, INC., a California corporation ("Tenant").

                                    RECITALS

         A. Landlord and Tenant entered into a Lease dated June 1, 1998, as amended by that certain First Amendment to Lease dated July 31, 1998 (collectively, the "Lease"), for premises within a building with a street address of 180 Rose Orchard Way, San Jose, California, and more particularly described in the Lease;

         B. Landlord and Tenant now desire to amend the Lease on the terms and conditions set forth herein. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Lease.

                                   AGREEMENT

         Now THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. Lease Amendment. As of March 24, 2000, the Lease is amended as follows:

                  (a) Leased Premises. The definition of Lease Premises shall exclude the Recapture Premises and the definition of "Leased Premises" set forth in Article 1 of the Lease is hereby deleted and replaced in its entirety as follows:

                  Leased Premises:  Certain  interior  space on the second floor of the Building as outlined on Exhibit B attached hereto, consisting of approximately 10,417 square feet and, for purposes of this Lease, agreed to contain said numher of square feet.

                  (b) Base Monthly Rent. The definition of Base Monthly Rent set forth in Article 1 of the Lease is deleted and replaced in its entirety as follows:

Base Monthly Rent:    The term "Base Monthly Rent" shall mean the following:

                      During Period:                  Base Monthly Rent is:
                      1/1/2000 through 3/24/2000      $52,982.88
                      3/25/2000 through 12/31/2000    $17,917.24
                      1/1/2001 through 12/31/2001     $18,646.43
                      1/1/2002 through 12/31/2002     $19,375.62
                      1/1/2003 through 12/31/2003     $20,104.81

                  (c)   Tenant's    Proportionate   Share.    Tenant's   Project
Proportionate Share is changed to 3.35% and Tenant's Building Proportionate Share is changed to 18.1%.

                  (d) Floor Plan. Exhibit B of the Lease is deleted and replaced with the floor plan set forth on Exhibit A attached hereto.

         2. Notices. After April 30, 2000, all notices to be sent to Landlord under the Lease shall be sent to Landlord at 490 California Avenue, 4th Floor, Palo Alto, California 94301.

         3. Ratification. The Lease, as amended by this Amendment, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

                        LANDLORD:


                        CORPORATE TECHNOLOGY CENTRE ASSOCIATES II LLC, a California limited liability company

                        By: Corporate Technology Centre Partners II LLC, a California limited liability company, its Managing Member

                                By: Menlo Equities LLC, a California limited liability company, its Managing Member

                                By:     Menlo Equities Inc., a California
                                        corporation, its Management

                                By:     /s/ Henry D. Bullock
                                        ----------------------------------
                                        Henry D. Bullock, President


                        TENANT:


                        ADEPT TECHNOLOGY, INC., a
                        California corporation



                        By:   /s/ Michael W. Ovesby
                              ----------------------------------------
                        Name: Michael W. Ovesby
                        Title:  Chief Financial Officer

                                 GRAPHIC OMITTED

                                    EXHIBIT A


                                   FLOOR PLAN